LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 12, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED SEPTEMBER 30, 2012, OF

LEGG MASON ESEMPLIA EMERGING MARKETS LONG-SHORT FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated September 30, 2012, as supplemented on November 1, 2012 and December 12, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated September 30, 2012, as supplemented on November 1, 2012, November 28, 2012 and December 12, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011 are incorporated by reference into this Summary Prospectus.

The following text replaces the sections of the fund’s Summary Prospectus and Prospectus titled “Management”:

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”)

Portfolio managers: Stavros Triantafilidis, CFA, Michael Bourke and Eric Curiel, CFA. Mr. Triantafilidis (Principal, Head of Research and a Portfolio Manager at Esemplia), Mr. Bourke (a Portfolio Manager at Esemplia) and Mr. Curiel (a Portfolio Manager and Strategist at Esemplia) have managed the fund since December 2012.

The following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio manager”:

Portfolio managers

Stavros Triantafilidis, CFA, Michael Bourke and Eric Curiel, CFA, are co-portfolio managers of the fund. Mr. Triantafilidis, Mr. Bourke and Mr. Curiel have served as portfolio managers of the fund since December 2012. Messrs. Triantafilidis, Bourke and Curiel are primarily responsible for overseeing the day to day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Triantafilidis is a Principal, Head of Research and Portfolio Manager at Esemplia and has over 25 years of investment industry experience. He joined Esemplia in December 2012. Prior to joining Esemplia, Mr. Triantafilidis was Head of Global Equities at Vontobel Asset Management from 2009 to 2012. Prior to that, he was Global Head of Equities at Swiss Reinsurance Company from 2003 to 2009.

Mr. Bourke is a Portfolio Manager at Esemplia and has over 12 years of investment industry experience. He joined Esemplia in December 2012. Prior to joining Esemplia, Mr. Bourke was a Partner and Portfolio Manager at FPP Asset Management (formerly, Fabien Pictet and Partners) from December 2006 to September 2012. While at FPP Asset Management, Mr. Bourke was a Partner and Portfolio Manager within their Global Emerging Markets team.

Mr. Curiel is a Portfolio Manager and Strategist at Esemplia and has over 12 years of investment industry experience. Mr. Curiel joined Esemplia’s predecessor firm in 2000 and has had various roles including country strategist, research analyst and portfolio manager during that time.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

LMFX015195

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